ALLIANCE
GROWTH & INCOME FUND

SEMI-ANNUAL REPORT
APRIL 30, 1995
(LOGO)


LETTER TO SHAREHOLDERS                          ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
May 24, 1995


Dear Shareholder:

We are pleased to provide you with an update of Alliance Growth and Income Fund's performance and investment activity during its fiscal semi-annual period ended April 30, 1995. The following table compares your Fund's total returns with that of the overall U.S. stock market, represented by the unmanaged S&P 500-stock Index, and with the Lipper Growth & Income Funds Average, which reflects performance of 329 funds. These funds have generally similar investment objectives to your Fund, although some funds included in the Lipper average may have somewhat different investment policies.

                                Six Months Ended April 30, 1995
                                  Total Return       Ending NAV
                                  ------------       ----------
ALLIANCE GROWTH AND INCOME FUND
   Class A                            +6.70%           $2.35
   Class B                            +6.25%           $2.34
   Class C                            +6.25%           $2.34
S&P 500                              +10.45%
Lipper Growth & Income
  Funds Average                      +7.63%

The Fund's total returns are based on the net asset values of each class of shares as of April 30; additional investment results appear on page 2.

PERFORMANCE REVIEW
Over the period, your Fund's performance lagged the S&P 500 and the Lipper Average. However, in the second fiscal quarter the Fund's performance improved:
From November through January, the Fund lagged the S&P by about 3% and the Lipper Average by over 1%. In the period from February through April, your Fund's performance trailed the S&P 500 by less than 1% and was slightly better than the Lipper Average.

NEAR-TERM STRATEGY
We believe the economy is entering the latter stages of its cycle. It is therefore surprising that inflation has not accelerated to a greater degree. If the Federal Reserve has actually been able to reduce the peak of the inflation rate during this cycle then we believe interest rates have farther to fall. In light of this analysis, we have positioned the Fund in more financial stocks and defensive stocks that tend to perform well late in the economic cycle.

We view the market as neither undervalued nor overvalued. If inflation re-accelerates and the Fed is forced to tighten, the implication will be negative for stocks. If, however, the economy continues to slow, the earnings multiple of the market will expand and stocks may rise. We are relatively fully invested and believe that old-fashioned stock picking will be the key to superior performance notwithstanding the economy's whims.

Thank you for your continued interest and investment in Alliance Growth and Income Fund. We look forward to updating you on its progress later in the year.

Sincerely,
John D. Carifa
Chairman and President

Paul Rissman
Senior Vice President

1


INVESTMENT RESULTS                              ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 1995

CLASS A SHARES
                                   WITHOUT             WITH
                                SALES CHARGE        SALES CHARGE
  One Year                         +9.74%              +5.19%
  Five Years                       +9.85               +8.90
  Ten Years                       +12.71              +12.23

CLASS B SHARES
                                   WITHOUT              WITH
                                SALES CHARGE        SALES CHARGE
  One Year                         +8.82%              +4.82%
  Since Inception*                 +7.47               +7.47

CLASS C SHARES
  One Year                         +8.82%
  Since Inception*                 +6.24


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Inception: 2/8/91, Class B; 5/3/93, Class C.

2


TEN LARGEST HOLDINGS
APRIL 30, 1995 (UNAUDITED)                      ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

 COMPANY                                   VALUE         PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
 Philip Morris Cos., Inc.             $ 25,863,563                 4.8%
 Sprint Corp.                           22,852,500                 4.2
 General Electric Co.                   19,846,400                 3.7
 Eastman Kodak Co.                      19,722,500                 3.6
 Travelers Corp.                        18,073,800                 3.3
 Vodafone Group Plc. (ADR)              15,108,750                 2.8
 Nokia Corp. (ADR)                      14,382,800                 2.6
 Merck & Co., Inc.                      13,895,787                 2.6
 PepsiCo, Inc.                          13,571,831                 2.5
 U.S. Healthcare, Inc.                  13,328,475                 2.4
                                      $176,646,406                32.5%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED APRIL 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------
                                                     SHARES
-------------------------------------------------------------------------------
 PURCHASES                                  BOUGHT         HOLDINGS 4/30/95
 Colgate-Palmolive Co.                     166,600             166,600
 Columbia/HCA Healthcare Corp.             284,000             284,000
 Eastman Kodak Co.                         256,000             343,000
 PepsiCo, Inc.                             326,050             326,050
 Philip Morris Cos., Inc.                  226,700             381,750
 Pioneer Hi Bred International, Inc.       285,000             285,000
 U.S. Healthcare, Inc.                     444,050             500,600
 Vodafone Group Plc. (ADR)                 416,000             474,000
 Western Atlas, Inc.                       249,000             249,000
 YPF, S.A. (ADS)                           500,700             500,700

 SALES                                       SOLD              HOLDINGS 4/30/95
 AB Astra Free B Shares                    244,500                  -0-
 Abbott Laboratories                       221,800                  -0-
 Chevron Corp.                             172,400                  -0-
 Ford Motor Co. Series A 4.25% cv. pfd.     76,500                  -0-
 General Motors Corp.                      134,000                  -0-
 ITT Corp.                                  77,500                  -0-
 McDonald's Corp.                          258,000                  -0-
 Motorola, Inc.                            122,300                  -0-
 Royal Dutch Petroleum Co.                  89,300                  -0-
 Shell Transport & Trading Plc. (ADR)      118,500                  -0-

3


PORTFOLIO OF INVESTMENTS
APRIL 30, 1995 (UNAUDITED)                      ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

COMPANY                                                  SHARES        VALUE
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-89.2%
COMMON STOCKS-83.5%
CONSUMER PRODUCTS & SERVICES-33.4%
BROADCASTING & CABLE-1.9%
Comcast Corp., Cl.A (SPL)                               655,948    $10,290,184
DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-12.3%
Columbia/HCA Healthcare Corp.                           284,000     11,928,000
Lilly (Eli) & Co.                                        82,000      6,129,500
Meditrust                                               299,800      9,143,900
Merck & Co., Inc.                                       324,100     13,895,787
Schering-Plough Corp.                                   161,700     12,188,138
U.S. Healthcare, Inc.                                   500,600     13,328,475
                                                                    66,613,800
ENTERTAINMENT & LEISURE TIME-5.1%
Eastman Kodak Co.                                       343,000     19,722,500
Walt Disney Co.                                         143,200      7,929,700
                                                                    27,652,200
FOOD, BEVERAGES & TOBACCO-9.2%
PepsiCo, Inc.                                           326,050     13,571,831
Philip Morris Cos., Inc.                                381,750     25,863,563
Pioneer Hi Bred International, Inc.                     285,000     10,651,875
                                                                    50,087,269
HOUSEHOLD PRODUCTS-2.1%
Colgate-Palmolive Co.                                   166,600     11,703,650
RETAILING-2.8%
Federated Dept. Stores, Inc.                            231,600      4,892,550
May Dept. Stores Co.                                    289,500     10,494,375
                                                                    15,386,925
                                                                   181,734,028

BASIC INDUSTRIES-18.2%
CHEMICALS-4.5%
Monsanto Co.                                             77,250     $6,431,062
Rohm & Haas Co.                                         216,400     12,578,250
Union Carbide Corp.                                     170,000      5,440,000
                                                                    24,449,312
ELECTRICAL EQUIPMENT-3.7%
General Electric Co.                                    354,400     19,846,400
MACHINERY-2.1%
Allied Signal, Inc.                                     127,300      5,044,263
Deere & Co.                                              81,000      6,642,000
                                                                    11,686,263
OIL & GAS-5.8%
Enron Corp.                                             260,000      8,840,000
Renaissance Energy, Ltd.                                430,000      9,725,287
Snyder Oil Corp.                                        208,349      2,995,017
YPF, S.A. (ADS)                                         500,700     10,139,175
                                                                    31,699,479
OIL SERVICES-2.1%
Western Atlas, Inc.*                                    249,000     11,205,000
                                                                    98,886,454

FINANCIAL SERVICES-16.5%
BANKING & CREDIT-8.0%
BankAmerica Corp.                                       154,000      7,623,000
Chemical Banking Corp.                                  220,200      9,193,350
First Interstate Bancorp                                 96,000      7,380,000
Fleet Financial Group, Inc.                             165,300      5,413,575
NationsBank Corp.                                       150,500      7,525,000
Student Loan Marketing Assn.                            153,000      6,196,500
                                                                    43,331,425
BROKERAGE & MONEY MANAGEMENT-2.0%
Edwards (A.G.), Inc.                                    222,375      5,086,828
Merrill Lynch & Co., Inc.                               130,100      5,919,550
                                                                    11,006,378

4


                                                ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

COMPANY                                                  SHARES        VALUE
-------------------------------------------------------------------------------
INSURANCE-5.5%
American International Group, Inc.                       90,806    $ 9,693,540
NAC Re Corp.                                             63,842      2,130,727
Travelers Corp.                                         436,829     18,073,800
                                                                    29,898,067
MORTGAGE BANKING-1.0%
Federal National Mortgage Assn.                          60,300      5,321,475
                                                                    89,557,345

PUBLIC UTILITIES-8.6%
TELEPHONE-8.6%
MCI Communications Corp.                                397,000      8,609,937
Sprint Corp.                                            692,500     22,852,500
Vodafone Group Plc. (ADR)                               474,000     15,108,750
                                                                    46,571,187
TECHNOLOGY-6.8%
COMMUNICATIONS EQUIPMENT-2.6%
Nokia Corp. (ADR)                                       350,800     14,382,800

COMPUTER HARDWARE-1.7%
COMPAQ Computer Corp.                                   165,000      6,270,000
Sun Microsystems, Inc.                                   78,200      3,108,450
                                                                     9,378,450
OFFICE EQUIPMENT & SERVICES-0.6%
Emc Corp.*                                              165,500      3,268,625
SEMI-CONDUCTORS & RELATED-1.9%
Intel Corp.                                              99,200     10,161,800
                                                                    37,191,675
Total Common Stocks
                                             (cost $410,464,111)   453,940,689


                                                        SHARES OR
                                                        PRINCIPAL
                                                         AMOUNT
COMPANY                                                   (000)        VALUE
-------------------------------------------------------------------------------
PREFERRED STOCKS-5.7%
BASIC INDUSTRIES-3.1%
ALUMINUM-0.4%
Alumax, Inc. cv. pfd.                                    16,300    $ 1,941,738
OIL & GAS-1.7%
Unocal Corp. $3.50 cv. pfd. (a)                         174,200      9,319,700
SURFACE TRANSPORTATION-1.0%
Burlington Northern Inc. cv. pfd.                        83,600      5,413,100
                                                                    16,674,538

TECHNOLOGY-1.7%
SEMI-CONDUCTORS & RELATED-1.7%
National Semiconductor Corp.
  6.00% cv. pfd.                                        112,200      9,312,600

FINANCIAL SERVICES-0.9%
INSURANCE-0.9%
Allstate Corp.                                          134,200      4,847,975
Total Preferred Stocks
  (cost $28,717,338)                                                30,835,113
Total Common & Preferred Stocks
  (cost $439,181,449)                                              484,775,802

CONVERTIBLE BONDS-3.9%
General Instrument Corp.
  5.00%, 6/15/00                                        $ 7,175     10,708,688
Wendy's International, Inc.
  7.00%, 4/01/06                                          7,215     10,353,525
Total Convertible Bonds
  (cost $19,174,763)                                                21,062,213

5


PORTFOLIO OF INVESTMENTS (CONTINUED)            ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                         AMOUNT
COMPANY                                                   (000)        VALUE
-------------------------------------------------------------------------------
COMMERCIAL PAPER-5.9%
Exxon Asset Management
  5.92%, 5/04/95                                       $ 24,500    $24,487,913
Prudential Funding Corp.
  5.80%, 5/01/95                                          7,600      7,600,000
Total Commercial Paper
  (amortized cost $32,087,913)                                      32,087,913

                                                                       VALUE
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.0%
  (cost $490,444,125)                                             $537,925,928
Other assets less liabilities-1.0%                                   5,700,031
NET ASSETS-100%                                                   $543,625,959

*    Non-income producing.

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1995, this security amounted to $9,319,700 or 1.7% of net assets.

     See notes to financial statements.

6


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1995 (UNAUDITED)                      ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $490,444,125)         $537,925,928
  Receivable for investment securities sold                         10,969,091
  Dividends and interest receivable                                    676,553
  Receivable for capital stock sold                                    670,471
  Prepaid expenses and other assets                                     44,361
  Total assets                                                     550,286,404

LIABILITIES
  Due to custodian                                                   4,082,328
  Payable for investment securities purchased                        1,931,352
  Advisory fee payable                                                 235,677
  Distribution fee payable                                             174,304
  Dividends and distributions payable                                    5,407
  Accrued expenses and other liabilities                               231,377
  Total liabilities                                                  6,660,445

NET ASSETS                                                        $543,625,959

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $2,316,620
  Additional paid-in capital                                       486,549,916
  Distributions in excess of net investment income                    (317,327)
  Accumulated net realized gain                                      7,595,735
  Net unrealized appreciation of investments, foreign currency
    transactions and other assets less liabilities                  47,481,015
                                                                  $543,625,959

CALCULATION OF MAXIMUM OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share ($410,917,287 /
    174,939,275 shares of capital stock issued and outstanding)          $2.35
  Sales charge-4.25% of public offering price                              .10
  Maximum offering price                                                 $2.45

CLASS B SHARES
  Net asset value and offering price per share ($108,846,080 /
    46,526,314 shares of capital stock issued and outstanding)           $2.34

CLASS C SHARES
  Net asset value, redemption and offering price per share
    ($23,862,592 / 10,196,391 Shares of beneficial interest
    issued and outstanding)                                              $2.34

See notes to financial statements.

7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1995 (UNAUDITED)     ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $37,208)  $5,924,703
  Interest                                               1,957,500   $7,882,203

EXPENSES
  Advisory fee                                           1,381,004
  Distribution fee - Class A                               393,447
  Distribution fee - Class B                               506,558
  Distribution fee - Class C                                99,186
  Transfer agency                                          523,085
  Registration                                              69,145
  Printing                                                  68,212
  Administrative                                            64,494
  Audit and legal                                           53,660
  Custodian                                                 41,735
  Taxes                                                     13,901
  Directors' fees                                           11,195
  Miscellaneous                                             12,687
  Total expenses                                                      3,238,309
  Net investment income                                               4,643,894

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on securities transactions                        1,603,811
  Net realized gain on options and foreign currency transactions 6,963,828 Net change in unrealized appreciation (depreciation) of:
    Securities                                                       20,034,023
    Options and foreign currency transactions                           304,252
  Net gain on investments                                            28,905,914

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $33,549,808

8


STATEMENT OF CHANGES IN NET ASSETS              ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
  SIX MONTHS ENDED                                   YEAR ENDED
  APRIL 30, 1995                                     OCTOBER 31,
  (UNAUDITED)                                              1994

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                               $4,643,894   $11,750,299
  Net realized gain on investments and foreign
    currency transactions                              8,567,639    27,225,934
  Net change in unrealized appreciation (depreciation)
    of investments and foreign currency transactions  20,338,275   (43,300,936)
  Net increase (decrease) in net assets
    from operations                                   33,549,808    (4,324,703)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                           (4,385,713)   (9,853,395)
    Class B                                             (680,132)   (1,317,073)
    Class C                                             (138,952)     (212,277)
  Net realized gain on investments
    Class A                                          (20,295,635)  (32,185,313)
    Class B                                           (5,118,075)   (5,690,597)
    Class C                                             (954,530)     (667,713)

CAPITAL STOCK TRANSACTIONS
  Net increase                                         5,322,508    46,798,254
  Total increase (decrease)                            7,299,279    (7,452,817)

NET ASSETS
  Beginning of period                                536,326,680   543,779,497
  End of period (including undistributed
    net investment income of $243,576 for
    the year ended October 31, 1994)                $543,625,959  $536,326,680

See notes to financial statements.

9


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1995 (UNAUDITED)                      ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Growth and Income Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price, or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Over-the-counter securities are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether the Fund has realized a gain or loss. As a writer of options, the Fund bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

10


                                                ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., an advisory fee at an annual rate of 0.625% of the first $200 million, 0.50% of the next $200 million and 0.45% in excess of $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, andextraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the six months ended April 30, 1995. Pursuant to the advisory agreement, the Fund reimburses the Adviser for the cost of certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 1995 such reimbursement amounted to $64,494.

The Fund has a Services Agreement with Alliance Fund Services, Inc., (a wholly-owned subsidiary of the Adviser), to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $378,677 for the six months ended April 30, 1995. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front end sales charges of $15,652 from the sale of Class A shares and $157,403 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the six months ended April 30, 1995.

Brokerage commissions paid for the six months ended April 30, 1995 on securities transactions amounted to $1,180,603 of which none was paid to affiliated brokers.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,637,403 and $465,197 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $440,272,497 and $464,733,185, respectively, for the six months ended

April 30, 1995. There were no purchases or sales of U.S. Government or government agency obligations for the six months ended April 30, 1995.

1. OPTION TRANSATIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The differerence between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the six months ended April 30, 1995 were as follows:

                                                       NUMBER OF
                                                       CONTRACTS      PREMIUMS
                                                       ---------     ----------
Options outstanding at beginning of year                  1,850      $ 827,460
Options written                                              -0-            -0-
Options terminated in closing purchase transactions      (1,090)      (575,093)
Options expired                                            (660)      (177,769)
Options exercised                                          (100)       (74,598)
Options outstanding at April 30, 1995                        -0-     $      -0-

At April 30, 1995, the cost of securities for federal income tax purposes was $491,803,619. Accordingly, gross unrealized appreciation on investments was $53,947,004 and gross unrealized depreciation on investments was $7,824,695, resulting in net unrealized appreciation of $46,122,309. The Fund may be able to use up to $5,782,872 of Alliance Convertible Fund's (which was acquired in 1991) capital loss carryforward to offset future realized gains which expires through 1998.

12


                                                ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
NOTE F: CAPITAL STOCK
There are 900,000,000 shares of $0.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Class A consists of 450,000,000 shares, Class B of 225,000,000 and Class C of 225,000,000. Transactions in capital stock were as follows:

                                   SHARES                     AMOUNT
                     ----------------------------- ----------------------------
                     SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                          APR. 30,1995    OCT. 31,   APR. 30,1995    OCT. 31,
                           (UNAUDITED)     1994       (UNAUDITED)      1994
                          ------------ ------------ ------------- -------------
CLASS A
Shares sold                 4,112,905   11,055,372    $9,133,108    $26,283,857
Shares issued in reinvestment
  of dividends and
  distributions             8,388,414   12,665,627    17,783,851    29,718,393
Shares redeemed           (14,092,344) (23,487,478)  (31,403,061)  (55,666,083)
Net increase (decrease)    (1,591,025)     233,521   $(4,486,102)     $336,167
CLASS B
Shares sold                 6,603,338   21,500,279   $14,649,796   $50,737,762
Shares issued in reinvestment
  of dividends and
  distributions             2,389,912    2,587,252     5,039,942     6,044,389
Shares redeemed            (6,335,182)  (9,744,100)  (14,109,955)  (22,879,205)
Net increase                2,658,068   14,343,431    $5,579,783   $33,902,946
CLASS C
Shares sold                 3,852,057    8,581,936    $8,567,809   $20,240,216
Shares issued in reinvestment
  of dividends and
   distributions              320,978      245,832       678,811       573,985
Shares redeemed            (2,271,230)  (3,526,354)  (5,017,793)   (8,255,060)
Net increase                1,901,805    5,301,414    $4,228,827   $12,559,141

*Commencement of distribution.

13


FINANCIAL HIGHLIGHTS                            ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      CLASS A
                                       ----------------------------------------------------------------------
                                       SIX MONTHS ENDED                YEAR ENDED OCTOBER 31,
                                        APRIL 30, 1995 ------------------------------------------------------
                                          (UNAUDITED)      1994       1993       1992       1991       1990
                                       --------------  ---------  ---------  ---------  ---------  ----------
Net asset value, beginning of period       $   2.35    $   2.61   $   2.48   $   2.52   $   2.28   $   3.02

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .02         .06        .06        .06        .07        .09
Net realized and unrealized gain (loss)
  on investments                                .13        (.08)       .29        .11        .56       (.30)
Net increase (decrease) in net asset
  value from operations                         .15        (.02)       .35        .17        .63       (.21)

LESS: DISTRIBUTIONS
Dividends from net investment income           (.03)       (.06)      (.06)      (.06)      (.09)      (.10)
Distributions from net realized gains          (.12)       (.18)      (.16)      (.15)      (.30)      (.43)
Total dividends and distributions              (.15)       (.24)      (.22)      (.21)      (.39)      (.53)
Net asset value, end of period             $   2.35    $   2.35   $   2.61   $   2.48   $   2.52   $   2.28

TOTAL RETURN
Total investment return based
  on net asset value (b)                       6.70%       (.67)%    14.98%      7.23%     31.03%     (8.55)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $410,917    $414,386   $459,372   $417,018   $409,597   $314,670
Ratio of expenses to average net assets        2.00%(c)    1.03%      1.07%      1.09%      1.14%      1.09%
Ratio of net investment income
  to average net assets                        1.07%(c)    2.36%      2.38%      2.63%      2.74%      3.40%
Portfolio turnover rate                          92%         68%        91%       104%        84%        76%

See footnote summary on page 16.

14


                                                ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS B
                                        ----------------------------------------------------------
                                         SIX MONTHS
                                            ENDED                 YEAR ENDED OCTOBER 31,
                                        APRIL 30,1995  -------------------------------------------
                                          (UNAUDITED)      1994       1993       1992     1991(A)
                                        -------------- ----------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD       $   2.34        2.60    $  2.47    $  2.52    $  2.40
INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .01         .04        .05        .04        .04
Net realized and unrealized gain
  (loss) on investments                         .13        (.08)       .28        .11        .12
Net increase (decrease) in net asset
  value from operations                         .14        (.04)       .33        .15        .16

LESS: DISTRIBUTIONS
Dividends from net investment income           (.02)       (.04)      (.04)      (.05)      (.04)
Distributions from net realized gains          (.12)       (.18)      (.16)      (.15)        -0-
Total dividends and distributions          $   (.14)       (.22)      (.20)      (.20)      (.04)
Net asset value, end of period             $   2.34    $   2.34    $  2.60    $  2.47    $  2.52

TOTAL RETURN
Total investment return based
  on net asset value (b)                       6.25%      (1.50)%    14.22%      6.22%      6.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $108,846    $102,546    $76,633    $29,656    $10,221
Ratio of expenses to average net assets        1.17%(c)    1.85%      1.90%      1.90%      1.99%
Ratio of net investment income
  to average net assets                        1.88%(c)    1.56%      1.58%      1.69%      1.67%
Portfolio turnover rate                          92%         68%        91%       104%        84%

See footnote summary on page 16.

15


FINANCIAL HIGHLIGHTS (CONTINUED)                ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                         Class C
                                           ------------------------------------
                                            SIX MONTHS     YEAR       MAY 3,
                                               ENDED       ENDED      1993(D)
                                           APR. 30,1995   OCT. 31,      TO
                                            (UNAUDITED)     1994    OCT.31,1993
                                           -------------  --------  -----------
Net asset value, beginning of period          $  2.34    $  2.60     $ 2.43

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .01        .04        .02
Net realized and unrealized gain
  on investments                                  .13       (.08)       .17
Net increase (decrease) in net asset
  value from operations                           .14       (.04)       .19

LESS: DISTRIBUTIONS
Dividends from net investment income             (.02)      (.04)      (.02)
Distributions from net realized gains            (.12)      (.18)        -0-
Total dividends and distributions                (.14)      (.22)      (.02)
Net asset value, end of period                $  2.34    $  2.34     $ 2.60

TOTAL RETURN
Total investment return based
  on net asset value (b)                         6.25%     (1.50)%     7.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $23,863    $19,395     $7,774
Ratio of expenses to average net assets          1.16%(c)   1.84%      1.96%(c)
Ratio of net investment income
  to average net assets                          1.87%(c)   1.61%      1.45%(c)
Portfolio turnover rate                            92%        68%        91%

(a) For the period February 8, 1991 (commencement of distribution) to October 31, 1991.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.

16


BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
PAUL RISSMAN, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036

(1)  Member of the Audit Committee.

     The financial information herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

17


ALLIANCE GROWTH AND INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
 (800) 221-5672

(logo)
Mutual funds without the MysterySM

THIS REPORT IS DISTRIBUTED SOLELY TO SHAREHOLDERS OF THE FUND
AND IS NOT TO BE USED AS SALES LITERATURE.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GTHSR